Exhibit 99.1

IMMUDYNE, INC. Q2 2018 CORPORATE PRESENTATION PLEASE NOTE: OUR NAME WILL BE CHANGING TO CONVERSION LABS, INC. AS OF 7/1/2018 Immudyne, Inc. Q2 2018 Corporate presentation Ticker: IMMD

Statements in this presentation that are not descriptions of historical facts are forward - looking statements relating to future events, and as such all forward - looking statements are made pursuant to the Securities Litigation Reform Act of 1995 . Statements may contain certain forward - looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results . Any statements in this presentation that are not statements of historical fact may be considered to be forward - looking statements . Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward - looking statements . These forward - looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, successful completion of the Company’s proposed restructuring, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission . There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U . S . Securities and Exchange Commission, which can be reviewed at www . sec . gov . Safe harbor IMMUDYNE 2 immudyne 3 Transformational sales and earnings growth anticipated in 2018 growing Cash flow positive with healthy and growing balance sheet profitable Capital efficient, global marketing technology platform scalable Robust portfolio of IP trade secrets, and trademarks proprietary Immudyne is A technology driven online marketing company that owns a growing portfolio of brands in the healthcare and technology sectors corporate HIGHLIGHTS

Our business model PRODUCT development • Build, Create • In - License • Acquire Marketing Technology PLATFORM • CRM System • Email Platform • Media Buying • Retargeting • Analytics • Creative • Development • Processing • Call Center • Fulfillment • Legal/Compliance BRANDING • Products • Websites • Ads • Supplements • Personal Care • OEM manufacturing Vertically Integrated Platform Marketing Partners Direct - To - Consumer Conversion Remarket • Other Products • Monetize Data MAXIMIZE LTV • Continuity • Remarketing Acquire customer • Immediate ROI • Data Captured Proprietary, Data driven & Optimization; Customer Acquisition Strategy IMMUDYNE 4 immudyne 4 immudyne 5 Shapiro MD: from zero to $2M in quarterly revenue within first 12 months proven scalability 0 500000 1000000 1500000 2000000 2500000 Prior to Licensing Q3 2017 Q4 2017 Q1 2018 Q2 2018 (Forecast)

Strong corporate revenue growth Leverage our expertise and infrastructure to prove out direct - response ROI Identify & build innovative brands in large markets 5 immudyne 6 0 2000000 4000000 6000000 8000000 10000000 12000000 2013 2014 2015 2016 2017 2018 *Based on run - rate as of 5/22/2018, we believe 2018 revenue will conservatively exceed $10M. This is a projection and is not guaranteed. Immd revenue growth from 2013 - present immudyne 7 we have a big year ahead of us… 2018 Objectives & catalysts • Continue to grow revenue in U.S. • Launch in U.S. retail locations • Launch infomercials in U.S. • China joint venture • Latin America expansion • U.S. Launch Q2 2018 • Expected to contribute to revenue in Q3 2018 • U.S. Launch Q3 2018 • Expected to contribute to revenue in Q4 2018 • U.S. Launch Q3 2018 • Expected to contribute to revenue in Q3 2018 • Commercial • Expected to contribute to revenue in Q3 2018 • Relaunch planned for late 2018 we anticipate 6 commercial stage brands by q4 2018, an uplisting to a senior exchange*, and a much stronger balance sheet driven primarily by organic growth. *subject to meeting requirements

Product portfolio 5 immudyne 8 Our product portfolio is comprised of proprietary online brands that are highly scalable and address large unmet market needs Commercial Commercial Q3 2018* Q3 2018* *Projected launch date which could be delayed due to unforeseen factors. Commercial

Our brands

immudyne 10 DHT blocking hair care aid Shapiro MD PHOTO CAPTION Developed by distinguished dermatologists Dr. Steven Shapiro, M.D., and Dr. Michael Borenstein, M.D. PhD 2 U.S. Patents; 15 years of product development and formulation work Contains 3 naturally occurring DHT blocking ingredients 35,000+ customers since launch; approaching $10M in top - line revenue www.shapiromd.com immudyne 11 Beta glucan immune support supplement iNR wellness PHOTO CAPTION Triple - action beta glucan supplement containing high quality yeast, oat and mushroom glucans Contains Immudyne’s proprietary Y,1 - 3 - 1,6 Yeast Beta Glucan Attractive category; immune support is large market with minimal OTC innovation Product launched Q2 2018. Anticipate strong growth Q3 and Q4 of 2018 www.inrwellness.com

Scarology Scarology is a scar healing solution delivered through a simple, three step day and night routine Three essential ingredients work together to achieve dramatic results in appearance and feel Clinically proven and developed by scar therapy experts and prominent Palm Beach based physicians Dr. Michael and Jeanmarie Connor Product launch Q3 2018. Anticipate strong growth Q3 and Q4 of 2018 Triple action scar healing solution immudyne 12 immudyne 13 Clinically proven nutraceutical for bruising purpurex First and only treatment for solar purpura, a common skin condition which affects ~12% of individuals over the age of 50 worldwide Unique nutraceutical formulation that has been clinically shown to reduce the appearance and duration of solar purpura Estimated worldwide sales are greater than $100 Million per year Previously marketed by Galderma/Nestle Product licensed in Q2 2018; launch slated for Q3 2018 Read the clinical study here immudyne 14 Easily convert pdf or online files PDF Simpli IMMD acquired a 51% stake in PDF Simpli in June 2018 PDF Simpli is a software product to easily convert and edit various types of online documents The top 10 competitors in the space have over 59.34 million unique visits per month on average PDF Simpli is led by Sean Fitzpatrick, a former attorney from Silicon Valley turned digital entrepreneur, most recently playing an integral role in turning an emerging company in the career space into a multi - hundred million dollar business www.pdfsimpli.com

Justin schreiber stefan galluppi Robert kalkstein Juan Piniero Founder of JLS Ventures, a small cap venture capital firm with strong track record Co - founder of Immudyne’s direct marketing business Deep experience in healthcare, technology, and online marketing Largest private investor in IMMD Former founding CTO at large direct - response marketing firm Successful track record in healthcare and consumer product sector Strong industry relationships with publishers, agencies and other accretive service providers Previously at Peerless Systems Corp., Jefferies & Co. and PWC 10 years of experience in finance, SEC compliance and operations Background in biomedical engineering and engineering management Former Equity Analyst at UBS Securities 5+ years of experience in finance, accounting and financial management Graduate of Inter American University of Puerto Rico Joe ditrolio Diplomate of the American Board of Urology Clinical Professor of Surgery, Division of Urology at New Jersey Medical School Medical consultant for numerous Fortune 500 healthcare companies C FO Controller C MO Executive team President & CEO CTOO immudyne 15 financials

Immudyne is a technology driven online marketing company creating shareholder value through responsible, long-term growth of our core online brands.

2018 Catalysts:

- Revenue growth
- Additional licensing deals
- Strengthening of executive team
- Product endorsements
- Uplisting to NYSE Amex or Nasdaq, subject to meeting requirements
- Name change to Conversion Labs anticipated in June 2018

SYMBOL	IMMD
EXCHANGE	OTCQB
MARKET CAPITALIZATION	~$10 Million*
AVERAGE TRADING VOLUME	39,530 (3 mo.)*
52 WEEK RANGE	$0.20-0.54*
CORPORATE HEADQUARTERS	New York, NY
AUDITOR	BF Borgers CPA
SEC COUNSEL	Lucosky Brookman

*Financial metrics based on 5/23/17. This presentation will not be regularly updated by Immudyne.

immudyne | 16

Profitable & Growing. I m mudyne is profitable and anticipates significant sales growth in FY201 8 . investment SUMMARY Incredi b le Products. Our portfolio of p r oducts address large unmet needs and are backed by real science and accomplished medical opinion leaders. Large Addressable Market. All of our products address very large markets. Platform For Success . We bu i lt a world - class technology platform for marketing health and wellness products directly to consumers around the world. Strong Management Team. We h a ve, and continue to attract high quality and experienced individuals with a track record of success. Financially Smart. We prote c t our capital structure, always keep shareholders first in mind, and make sound long - term decisions to maximize shareholder value. IMMUDYNE 15 immudyne 17 immudyne 18 CONTACT US Justin Schreiber President & CEO justin@jlsventures.com 717.381.7492 Robert kalkstein CFO Robert@Immudyne.com 866.351.5907